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                                                                    EXHIBIT 10.3

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT dated as of February 13, 1998 (this "Amendment") amends the Credit Agreement dated as of April 30, 1997 (the "Credit Agreement" and, as amended or otherwise modified in this Amendment, the "Amended Credit Agreement") among CULLIGAN WATER TECHNOLOGIES, INC. (the "Company") and various subsidiaries thereof, as Borrowers, various financial institutions (collectively, the "Lenders"), HARRIS TRUST AND SAVINGS BANK, as Documentation Agent, LASALLE NATIONAL BANK, as Documentation Agent, THE FIRST NATIONAL BANK OF CHICAGO, as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), as swing line lender and letter of credit issuing lender, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor by merger to Bank of America Illinois), as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not defined herein are used herein as defined in the Credit Agreement.

     WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Company and the Borrowing Subsidiaries from time to time; and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. AMENDMENTS. Effective on (and subject to the occurrence of) the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as set forth below:

     SECTION 1.1 New Definition. Section 1.1 is amended by adding the following definition in appropriate alphabetical order:

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          "Other Priority Indebtedness means, without duplication, secured
          Indebtedness of Culligan and Indebtedness of any Subsidiary."

     SECTION 1.2 Amendment to Definition of Interest Payment Date. The definition of "Interest Payment Date" set forth in Section 1.1 is amended in its entirety to read as follows:

          "Interest Payment Date means (a) as to any Loan other than a Base Rate Loan or a Swing Line Loan, the last day of each Interest Period applicable to such Loan,(b) as to any Base Rate Loan, the last Business Day of each calendar quarter and (c) as to any Swing Line Loan, the first Thursday following the first Saturday of each month; provided that if any Interest Period for an Offshore Rate Loan exceeds three months, the date that falls three months after the beginning of such Interest Period also shall be an Interest Payment Date."

     SECTION 1.3 Amendment to Definition of Minimum Tranche. The definition of "Minimum Tranche" set forth in Section 1.1 is amended by deleting the amount "$2,500,000" where it appears in clause (a) of such definition and substituting the amount "$1,000,000" therefor.

     SECTION 1.4 Amendment to Definition of Offshore Currency. The definition of "Offshore Currency" set forth in Section 1.1 is amended in its entirety to read as follows:

          "Offshore Currency means at any time Canadian Dollars, German Deutschemarks, French Francs, British Pounds Sterling, Dutch Guilders and any Agreed Alternative Currency."

     SECTION 1.5 Amendment to Section 2.10. The first sentence of Section 2.10(b) is amended in its entirety to read as follows:

          "Accrued and unpaid interest on each Loan shall be paid in arrears on each Interest Payment Date; provided that the amount of interest payable on Swing Line Loans on any Interest Payment Date shall be the amount of interest accrued and unpaid on such Loans as of the

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          last day of the month immediately preceding the month in which such
          Interest Payment Date falls."

     SECTION 1.6 Limitation on Indebtedness. Section 8.5 is amended by (i) deleting the existing clauses (g) and (h) thereof; and (ii) inserting the following new clauses (g) and (h) therein:

          "(g) Other Priority Indebtedness; provided that all Other Priority Indebtedness shall not exceed the greater of (i) $75,000,000 and (ii) 20% of Net Worth; and

          "(h) so long as no Event of Default or Unmatured Event of Default exists at the time of, or would result from, the incurrence thereof, other unsecured Indebtedness of Culligan."

    SECTION 1.7 Contingent Obligations. Section 8.8 is amended by deleting the existing clauses (e) and (f) thereof and inserting the following new clauses
(e) and (f) therein:

          (e) Guaranty Obligations of Culligan or any Subsidiary in respect of the obligations of Culligan or any Subsidiary, provided that such Guaranty Obligations are permitted by subsection 8.5(g) or (h);

          (f) Guaranty Obligations in respect of the Indebtedness or other liabilities of other Persons, provided that such Guaranty Obligations constitute permitted Investments under subsection 8.4 (i) and permitted Indebtedness under subsection 8.5(g) or (h); and

     SECTION 2. WARRANTIES. To induce the Lenders to enter into this Amendment, the Company warrants that:

     SECTION 2.1 Authorization. The Company is duly authorized to execute and deliver this Amendment and to perform its obligations under the Amended Credit Agreement.

     SECTION 2.2 No Conflicts. The execution and delivery of this Amendment, and the performance by the Company of its obligations under the Amended Credit Agreement, do not and will not conflict with any provision of law or of the charter or by-

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laws of the Company or any Subsidiary or of any agreement binding upon the
Company or any Subsidiary.

     SECTION 2.3 Validity and Binding Effect. The Amended Credit Agreement is a legal, valid and binding obligation of the Company and each Borrowing Subsidiary which is a party thereto, enforceable against each such entity in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     SECTION 3. EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "First Amendment Effective Date") when the Administrative Agent shall have received counterparts of this Amendment executed by the Company, the Lenders, the Swing Line Lender and the Administrative Agent.

     SECTION 4.  MISCELLANEOUS.

     SECTION 4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and the Notes to the "Credit Agreement," "this Agreement" or similar terms shall refer to the Amended Credit Agreement.

     SECTION 4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

     SECTION 4.3 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

     SECTION 4.4 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first written above.


                             CULLIGAN WATER TECHNOLOGIES, INC.


                             By:__________________________________
                             Title:_______________________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Administrative Agent


                             By:__________________________________
                             Title:_______________________________


                             BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION, as a Lender
                             and as Swing Line Lender


                             By:__________________________________
                             Title:_______________________________


                             HARRIS TRUST AND SAVINGS BANK


                             By:__________________________________
                             Title:_______________________________


                             THE FIRST NATIONAL BANK OF CHICAGO


                             By:__________________________________
                             Title:_______________________________

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                             THE BANK OF NOVA SCOTIA


                             By:__________________________________
                             Title:_______________________________

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                             CREDIT LYONNAIS, CHICAGO BRANCH


                             By:__________________________________
                             Title:_______________________________


                             LASALLE NATIONAL BANK


                             By:__________________________________
                             Title:_______________________________


                             THE SANWA BANK


                             By:__________________________________
                             Title:_______________________________


                             UNION BANK OF CALIFORNIA, N.A.


                             By:__________________________________
                             Title:_______________________________


                             CREDIT AGRICOLE INDOSUEZ


                             By:__________________________________
                             Title:_______________________________


                             By:__________________________________
                             Title:_______________________________


                             THE NORTHERN TRUST COMPANY


                             By:__________________________________
                             Title:_______________________________

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